News Release

TranSwitch Corporation Announces

Fourth Quarter 2011 Financial Results

SHELTON, CT – February 3, 2012 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for the converging voice, data and video network, today announced financial results for the fourth quarter ended December 31, 2011.

Net revenues for the fourth quarter of 2011 were approximately $6.3 million, as compared to net revenues of $6.7 million for the third quarter of 2011 and $10.1 million for the fourth quarter of 2010. Net loss for the fourth quarter of 2011 was ($11.9) million, or ($0.39) per basic and diluted common share, as compared to a net loss of ($4.8) million, or ($0.16) per basic and diluted common share for the third quarter of 2011, and a net loss of ($1.8) million, or ($0.08) per basic and diluted common share for the fourth quarter of 2010. The Company's fourth quarter results include non-cash goodwill and intangible impairment charges aggregating $14.3 million related to an acquisition made by the Company in 2008 partially offset by a $6.9 million reversal of accrued restructuring liabilities due to an amendment to a sublease for approximately 93,000 square feet of excess office space. This amendment extends the sublease through May 2017.

The GAAP gross margin for the fourth quarter was 58%. This is compared to the Company's GAAP gross margin of 65% for the third quarter of 2011, and 64% for the fourth quarter of 2010.

Total non-GAAP operating expenses for the fourth quarter of 2011 were $7.7 million, as compared to $7.4 million in the third quarter of 2011 and $7.3 million in the fourth quarter of 2010. Non-GAAP operating expenses for the fourth quarter of 2011 exclude $0.1 million in amortization of purchase price intangibles, $0.5 million in stock-based compensation, $14.3 million in goodwill and intangible impairments, and benefits of $0.3 million and $6.9 million from the reversal of accrued royalties and restructuring liabilities, respectively. Total GAAP operating expenses for the fourth quarter of 2011 were $15.4 million, as compared to $8.8 million in the third quarter of 2011 and $8.0 million in the fourth quarter of 2010.

Non-GAAP operating loss for the fourth quarter of 2011 was ($4.1) million, compared to a non-GAAP operating loss of ($3.1) million for the third quarter of 2011 and a non-GAAP operating loss of ($0.9) million for the fourth quarter of 2010. On a GAAP basis, the operating loss for the fourth quarter of 2011 was ($11.8) million, compared to an operating loss of ($4.5) million for the third quarter of 2011 and an operating loss of ($1.6) million for the fourth quarter of 2010.

Non-GAAP net loss for the fourth quarter of 2011 was ($4.2) million, or ($0.14) per share, compared with a non-GAAP net loss of ($3.3) million, or ($0.11) per share, for the third quarter of 2011 and a non-GAAP net loss of ($1.1) million, or ($0.05) per share, for the fourth quarter of 2010.

Further information about non-GAAP measures is provided below and a reconciliation of the non-GAAP measures to the comparable GAAP results is provided after the financial statements attached to this release.

“We continue to make steady progress toward our strategic goal of developing a new growth engine in the video connectivity market,” stated Dr. M. Ali Khatibzadeh, President and CEO of TranSwitch Corporation. “During the quarter, we announced our first customer for HDplay™ products and recently introduced HDwire™ as the world’s fastest video interface solution for flat-screen panels. HDwire™ delivers record throughput while significantly reducing the cost and complexity of video interconnects inside TV’s and computer monitors.”

Additional details on TranSwitch’s fourth quarter 2011 financial results will be discussed during a conference call regarding this announcement today at 8:30 am Eastern time. To listen to the live call, investors can dial 719-325-4750 and reference confirmation code: 2399041. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through February 17, 2012. To access the replay, dial 719-457-0820 and enter confirmation code: 2399041. Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

About TranSwitch Corporation

TranSwitch Corporation (NASDAQ: TXCC)  designs, develops and supplies innovative semiconductor and intellectual property (IP) solutions that provide core functionality for voice, data and video communications equipment for network, enterprise and customer premises applications. Founded in 1988, TranSwitch is headquartered in Shelton,CT. The Company provides integrated multi-core network processor System-on-a-Chip (SoC) solutions and software solutions for fixed, 3G and 4G Mobile, VoIP and Multimedia Infrastructures.  For the customer premises market the Company offers a family of communications processors that provide best-in-class performance for a range of applications and  also provide interoperable connectivity solutions that enable the reliable distribution and presentation of high-definition (HD) content for consumer electronics and personal computer  markets.  Our intellectual property (IP) products are compliant with global industry standards such as HDMI and DisplayPort and also feature our proprietary HDP™ and AnyCable™ technologies. For more information, please visit www.transwitch.com

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results, involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch’s products and products developed by TranSwitch’s customers; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks in technology development and commercialization; risks of failing to attract and retain key managerial and technical personnel; risks relating to TranSwitch’s available cash; risks associated with acquiring new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits from the reversal of accrued royalties. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance as the Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits from the reversal of accrued royalties provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

For more information contact:

Robert A. Bosi
Vice President and Chief Financial Officer
Phone: 203.929.8810 ext. 2465

Mary Lombardo

Investor Relations

Phone: 203.929.8810 ext. 2254

TranSwitch Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except for per share amounts)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2011	Sep. 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Net revenues:
Product revenues	$5,018	$4,855	$6,865	$19,700	$41,703
Service revenues	1,292	1,810	3,229	8,555	8,119
Total net revenues	6,310	6,665	10,094	28,255	49,822

Cost of revenues:
Cost of product revenues	2,131	1,425	2,492	6,641	17,992
Provision for excess and obsolete inventories	42	26	116	228	773
Cost of service revenues	499	917	1,057	3,454	3,259
Total cost of revenues	2,672	2,368	3,665	10,323	22,024
Gross profit	3,638	4,297	6,429	17,932	27,798

Operating expenses:
Research and development	5,158	4,672	4,572	18,885	15,994
Marketing and sales	1,499	1,772	2,114	7,335	7,784
General and administrative	1,758	1,925	1,768	7,457	7,479
Restructuring charges	(6,949)	924	—	(5,558)	398
Impairment of goodwill and intangibles	14,312	—	—	14,312	—
Reversal of accrued royalties	(333)	(455)	(418)	(2,363)	(418)
Total operating expenses	15,445	8,838	8,036	40,068	31,237
Operating loss (Note 1)	(11,807)	(4,541)	(1,607)	(22,136)	(3,439)

Other (expense) income:
Other (expense) income	8	23	325	18	426
Interest income (expense):
Interest income	25	8	30	125	84
Interest expense	(6)	(44)	(157)	(243)	(704)
Interest expense, net	19	(36)	(127)	(118)	(620)
Total other expense, net	27	(13)	198	(100)	(194)

Loss before income taxes	(11,780)	(4,554)	(1,409)	(22,236)	(3,633)
Income tax expense	157	233	419	636	976
Net loss	$(11,937)	$(4,787)	$(1,828)	$(22,872)	$(4,609)

Net loss per common share – basic and diluted	$(0.39)	$(0.16)	$(0.08)	$(0.82)	$(0.21)
Weighted average common shares outstanding – basic and diluted	30,555	30,475	23,428	27,911	22,162

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$6	$11	$39	$54	$111
Research and development	156	195	270	780	877
Marketing and sales	107	111	147	468	384
General and administrative	269	286	308	1,172	986
Total	$538	$603	$764	$2,474	$2,358

TranSwitch Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	December 31, 2011	December 31, 2010
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$7,554	$7,835
Accounts receivable, net	6,375	7,907
Inventories	1,988	2,555
Prepaid expenses and other current assets	1,876	2,089

Total current assets	17,793	20,386

Property and equipment, net	1,355	1,239
Goodwill	5,271	14,144
Other intangible assets, net	1,461	8,254
Other assets	1,738	1,795

Total assets	$27,618	$45,818

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$10,932	$14,120
Current portion of restructuring liabilities	1,995	891
Current portion of 5.45% Convertible Notes	—	3,758

Total current liabilities	12,927	18,769

Restructuring liabilities	2,485	10,317

Total liabilities	15,412	29,086

Total stockholders’ equity	12,206	16,732

Total liabilities and stockholders’ equity	$27,618	$45,818

TRANSWITCH CORPORATION

Supplemental Reconciliation of GAAP Results to Non-GAAP

(Unaudited)

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	Dec 31,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2011	2011	2010	2011	2010
GAAP gross profit	3,638	$4,297	$6,429	$17,932	$27,798
Add:
Stock-based compensation	6	11	39	54	111
Non-GAAP gross profit	3,644	$4,308	$6,468	$17,986	$27,909

GAAP gross margin	57.7%	64.5%	63.7%	63.5%	55.8%
Stock-based compensation	0.1%	0.2%	0.4%	0.2%	0.2%
Non-GAAP gross margin	57.7%	64.6%	64.1%	63.7%	56.0%

GAAP research and development expenses	5,158	$4,672	$4,572	$18,885	$15,994
Less:
Amortization of purchase accounting intangibles	39	114	114	379	454
Stock-based compensation	156	195	270	780	877
Non-GAAP research and development expenses	4,963	$4,363	$4,188	$17,726	$14,663

GAAP selling, general, and administrative expenses	3,257	$3,697	$3,882	$14,792	$15,263
Less:
Amortization of purchase accounting intangibles	127	283	282	976	1,131
Stock-based compensation	376	397	455	1,640	1,370
Non-GAAP selling, general, and administrative expenses	2,754	$3,017	$3,145	$12,176	$12,762

GAAP operating expenses	15,445	$8,838	$8,036	$40,068	$31,237
Less:
Amortization of purchase accounting intangibles	166	397	396	1,355	1,585
Stock-based compensation	532	592	725	2,420	2,247
Reversal of accrued royalties	(333)	(455)	(418)	(2,363)	(418)
Impairment of goodwill and intangibles	14,312	—	—	14,312	—
Restructuring charges	(6,949)	924	—	(5,558)	398
Non-GAAP operating expenses	7,717	$7,380	$7,333	$29,902	$27,425
Non-GAAP operating (loss) income	(4,073)	$(3,072)	$(865)	$(11,916)	$484

GAAP net loss	(11,937)	$(4,787)	$(1,828)	$(22,872)	$(4,609)
Add:
Amortization of purchase accounting intangibles	166	397	396	1,355	1,585
Stock-based compensation	538	603	764	2,474	2,358
Reversal of accrued royalties	(333)	(455)	(418)	(2,363)	(418)
Impairment of goodwill and intangibles	14,312	—	—	14,312	—
Restructuring charges	(6,949)	924	—	(5,558)	398
Non-GAAP net (loss) income	(4,203)	$(3,318)	$(1,086)	$(12,652)	$(686)

Non-GAAP basic net (loss) income per share	(0.14)	$(0.11)	$(0.05)	$(0.45)	$(0.03)
Basic shares used to calculate non-GAAP net loss per share	30,555	30,475	23,428	27,911	22,162